[LOGO OF MONROE BANCORP]                            Monroe Bancorp
                                                    2009 Annual
                                                    Shareholders'
                                                    Meeting

                                                    Mark D. Bradford
                                                    President & CEO



                                                    Welcome!

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE




Forward-looking Statement

This presentation contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) continued deterioration in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties; (8) actions of the Federal Reserve Board; (9) changes in accounting principles and interpretations; and (10) actions of the Department of the Treasury and the Federal Deposit Insurance Corporation under the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009 and the Federal Deposit Insurance Act and other legislative and regulatory actions and reforms. These forward- looking statements speak only as of the date of this presentation and Monroe Bancorp undertakes no obligation to update any such forward-looking statement to reflect events or circumstances that occur after the date hereof. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE




Rule 135 Notice

The subordinated debt securities referred to in this presentation have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any sales of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful. This information included in this presentation is being issued pursuant to and in accordance with Rule 135 and Rule 135c under the Securities Act.

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE



Securing the Present


"The ultimate measure of a person is not where they stand in moments of comfort and convenience, but where they stand in times of challenge and controversy".


                            - Martin Luther King, Jr.

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE



Positioning for the Future


o    Resolution of Problem Assets
     -    Credit Quality

o    Implementation of Capital Plan

o    Commitment to Customer Service
     -    Mystery Shopping
     -    Effective Use of Technology

o    Commitment to our Communities

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                        Banking Center &
                        Loan Production Office
                        Locations



    [MAP OF BANKING CENTER & LOAN PRODUCTION OFFICE LOCATIONS APPEARS HERE]

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE



Background Information


o    Headquarters - Bloomington, Monroe County/Indiana

o    Majority of Bank's business
     Monroe County

o    2008 Population - 128,992

o    Home of Indiana University, Bloomington
     -    7,400 Employees
     -    2008/2009 Enrollment is 38,599

o    Monroe County Unemployment Rate
     -    March 2009 - 6.3%; 2nd lowest in the State

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE



WSJ Article on College Towns

March 24, 2009 Wall Street Journal article: College towns tend to have much lower unemployment rates.

College towns included:
- Morgantown, WV
- Logan, UT
- Ames, IA
- Gainesville, FL
- Ann Arbor, MI
- Manhattan, KS
- Boulder, CO

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE



Monroe Bancorp Profile                        (Dollars in Thousands)



--------------------------------------------------------------------------------
                                                                % Increase/
                        12/31/06     12/31/07     12/31/08       (Decrease)
                                                                    2008
--------------------------------------------------------------------------------
  Bancorp Assets        $748,193     $778,080     $819,799           5.4%
--------------------------------------------------------------------------------
    Trust Assets         271,766      353,668      300,534         (15.0%)
--------------------------------------------------------------------------------
Investment Services
       Assets            157,433      163,847      152,859          (6.7%)
--------------------------------------------------------------------------------
        Total          $1,177,392  $1,295,595   $1,273,192          (1.7%)
--------------------------------------------------------------------------------

18 Locations:
    o 13 Banking Centers
    o 2 Loan Production Offices
    o 3 Retirement Community Locations

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Financial Performance

Net Income                                   (Dollars in Thousands)




9,000
8,000
                                                $7,806
                                   $7,586
                      $7,223
7,000
          $6,705
6,000
5,000
4,000
                                                             $3,979
3,000
2,000
1,000
    0      2004        2005         2006         2007         2008


--------------------------------------------------------------------------------
           2004        2005         2006         2007         2008
--------------------------------------------------------------------------------
          6,705       7,223        7,586        7,806        3,979
--------------------------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Financial Performance

Earnings Per Share (Basic)


 $1.30
                                                  $1.24
                                     $1.15
 $1.10
                        $1.09
            $1.01
 $0.90

 $0.70
                                                               $0.64
 $0.50

 $0.30

 $0.10
             2004        2005         2006         2007         2008


--------------------------------------------------------------------------------
             2004        2005         2006         2007         2008
--------------------------------------------------------------------------------
            $1.01       $1.09        $1.15        $1.24        $0.64
--------------------------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Financial Performance

Total Loans                                  (Dollars in Millions)



$650
                                                               $633.1
$600
                                                  $584.8
                                     $559.5
$550
                        $525.5
$500
            $477.1
$450
$400
$350
$300
$250
             2004        2005         2006         2007         2008


--------------------------------------------------------------------------------
             2004        2005         2006         2007         2008
--------------------------------------------------------------------------------
           $477.1      $525.5       $559.5       $584.8       $633.1
--------------------------------------------------------------------------------

                        Compound Annual Growth Rate 7.3%

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Financial Performance

Total Deposits                              (Dollars in Millions)



$700
                                                               $665.2
$650
                                                  $619.7
$600
                                     $589.3
                        $576.2
$550
$500
            $483.5
$450

$400

$350

$300
             2004        2005         2006         2007         2008


--------------------------------------------------------------------------------
             2004        2005         2006         2007         2008
--------------------------------------------------------------------------------
           $483.5      $576.2       $589.3       $619.7       $665.2
--------------------------------------------------------------------------------

                        Compound Annual Growth Rate 8.3%

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Financial Performance

Fee Income                                   (Dollars in Thousands)



                        [FEE INCOME CHART APPEARS HERE]


--------------------------------------------------------------------------------
         2004         2005         2006         2007         2008
--------------------------------------------------------------------------------
       $8,102       $9,140       $9,285      $10,086      $10,833
--------------------------------------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

Monroe Bank SNL Performance


                  [TOTAL RETURN PERFORMANCE CHART APPEARS HERE]


                                                        Period Ending
                        --------------------------------------------------------------------------------
Index                   12/31/03    12/31/04    12/31/05    12/31/06    12/31/07    12/31/08    03/31/09
--------------------------------------------------------------------------------------------------------
Monroe Bancorp            100.00      131.51      131.57      142.02      139.60       73.09       82.96
Russell 2000              100.00      118.33      123.72      146.44      144.15       95.44       81.17
SNL Bank $500M-$1B        100.00      113.32      118.18      134.41      107.71       69.02       62.38

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Shareholder Focus

Investment Performance



                  [INVESTMENT PERFORMANCE CHART APPEARS HERE]



--------------------------------------------------------------------------------
            1986                   1988                  1990
--------------------------------------------------------------------------------
$10,000  $10,360     $11,387  $15,597.4    $14,915  $22,756.3  $22,949.1

--------------------------------------------------------------------------------
            1992                   1994                  1996
--------------------------------------------------------------------------------
       $29,472.8   $42,714.7  $56,371.3  $97,747.8   $108,903   $129,741

--------------------------------------------------------------------------------
            1998                   2000                  2002
--------------------------------------------------------------------------------
        $163,776    $130,897   $112,124   $154,740   $195,841   $212,257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            2004                   2006                  2008
--------------------------------------------------------------------------------
        $278,094    $277,665   $299,184   $294,364   $156,933
--------------------------------------------------------------------------------


                  12/31/08 Compound Annual Growth Rate - 12.7%
              Employee Stock Ownership Plan (ESOP) formed 12/31/85

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


       Video of history of Monroe Bank based on 2008 annual report theme

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE



Keys to the Company's Success


o    Resolution of Problem Assets
     -    Credit Quality

o    Implementation of Capital Plan

o Commitment to Customer Service
     -    Mystery Shopping
     -    Effective Use of Technology

o    Commitment to our Communities

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Resolution of Problem Assets

Credit Quality


3.00


2.50
                                                                            2.45

2.00

                                                                       1.76

1.50
                                                            1.23
                                       1.10            1.14

       1.09            1.07
1.00

            0.78
                                                                                 0.72
0.50
                            0.39            0.42
                 0.24                                            0.26
                                 0.14            0.11
0.00
            2004            2005            2006            2007            2008


        Allowance for loan losses as a % of ending loans
        Non-performing loans as a % of ending loans/includes 90 days past due Net charge-offs to average loans

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Resolution of Problem Assets

Credit Quality                               (Dollars in Thousands)



                Allowance      Provision       Net
                 for Loan      for Loan       Charge       Net
                  Losses        Losses         Offs       Income
--------------------------------------------------------------------------------

  2004             5,194         1,320         1,145       6,705


  2005             5,585         1,140           749       7,223


  2006             6,144         1,200           641       7,586


  2007             6,654         2,035         1,525       7,806


  2008             11,172        8,880         4,362       3,979

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                          Resolution of Problem Assets

Multi-Faceted Approach

o    Prevention
     -    Improved loan underwriting
     -    Reduce credit concentrations by industry/individuals

o    Identification
     -    Improved reporting
     -    Begin negotiations before a loan is past due

o    Resolution
     - Maintain allowance for loan losses at the high end of a calculated range
     -    Bias toward rapid liquidation of problem assets

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                         Implementation of Capital Plan


Why is Capital Plan Needed


o    Capital is critical - 18 months into the recession

o Additional capital provides cushion in the event the recession lasts another 18 months

o Allows the company to be in a stronger position for growth when economy improves

o    Bank had $8.0 million of excess capital at 12/31/08

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                         Implementation of Capital Plan


Key Components of Plan


o Withdrew application to participate in Treasury Department's Troubled Asset Relief Program (TARP) Capital Purchase Program (CPP)

o    Raise $10 million of capital through the sale of subordinated debentures

o    Reduce quarterly dividend from $0.13 per share to $0.01 per share

o    Strategically reduce selected assets

o Aggressively pursue additional expense reduction and fee income opportunities

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                         Implementation of Capital Plan


Key Components of Plan

Withdrew TARP CPP application

     o    True costs of program and market's reaction

     o    Several banks have repaid TARP capital

     o    Several banks did not accept TARP capital after being approved

     o Determined that shareholders would be better served with alternative strategy

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                         Implementation of Capital Plan


Key Components of Plan

Quarterly dividend reduction

     o    Very difficult decision

     o    Reinvests capital into the Company

     o    Preserves approximately $3.0 million of capital annually

     o    Decision will be reviewed quarterly

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                         Implementation of Capital Plan


Key Components of Plan

Raise $10 million of capital through sale of subordinated debentures

     o    Terms of the offering are being finalized with investment bankers

     o Begin offering securities late in second quarter or early in the third quarter

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                         Implementation of Capital Plan


Key Components of Plan

Strategically reduce selected assets

     o    Sale of municipal bonds

     o    Reduce concentrations to individual borrowers

     o Reduce loan type concentrations - real estate development and speculative construction loans

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


                         Implementation of Capital Plan


Key Components of Plan

Pursue expense reduction and fee income opportunities

     o 1st quarter 2009 vs. 1st quarter 2008: Compensation expense decreased $300,000 (9.2%)

     o    Additional expense reductions in second quarter

     o    Fee income opportunities

          o Residential mortgage loan refinancing boom - moving resources to meet demand

          o    Trust Department new business development

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Commitment to Customer Service



Mystery Shopping


                 --------------------------------------
                 Year        # Shops      Average Score
                 --------------------------------------

                 2004         1,202          94.2%
                 --------------------------------------

                 2005         1,164          94.5%
                 --------------------------------------

                 2006         1,486          95.4%
                 --------------------------------------

                 2007         1,747          95.7%
                 --------------------------------------

                 2008         2,279          95.8%
                 --------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Commitment to Customer Service


Effective Use of Technology

Digital Deposit

Advantages:

o    Faster funds availability

o    Eliminates trips to the bank

o    Increases customers' efficiency

o    Reduced transportation/liability costs

o    Finger tip access to more information

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE                          Commitment to Customer Service


Effective Use of Technology

Digital Deposit


--------------------------------------------------------------------------------
                    Customers   # of Deposits   # of Checks    $ Amount
                                                 Deposited     Deposited
--------------------------------------------------------------------------------

 December 2007          47           584           4,581      $22,338,000

--------------------------------------------------------------------------------

 December 2008          76           854           6,949      $29,675,000

--------------------------------------------------------------------------------

 Increase               29           270           2,368       $7,337,000

--------------------------------------------------------------------------------

 % Increase          61.7%          46.2%          51.7%         32.8%

--------------------------------------------------------------------------------

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NASDAQ Symbol: MROE


                         Commitment to our Communities


o    Bank employees volunteered 9,181 hours in the fiscal year ended June 30,
     2008

o    Employees provided a half-day off with pay for Day of Caring

o    2009 marked 14 years of participation in the Day of Caring

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NASDAQ Symbol: MROE


Expanding Market Share                       (Dollars in Thousands)


Monroe County

---------------------------------------------------
                       6/30/1998         6/30/2008
---------------------------------------------------
Monroe Bank
---------------------------------------------------
Total Deposits          $253,844          $468,461
---------------------------------------------------
Market Share               23.5%             30.8%
---------------------------------------------------
Rank                      Second             First
---------------------------------------------------
Bank One/Chase
---------------------------------------------------
Total Deposits          $305,456          $318,904
---------------------------------------------------
Market Share               28.3%             20.9%
---------------------------------------------------
Rank                       First            Second
---------------------------------------------------

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE


Looking Forward

"The ultimate measure of a person is not where they stand in moments of comfort and convenience, but where they stand in times of challenge and controversy".


                            - Martin Luther King, Jr.

[LOGO OF MONROE BANCORP]                            Monroe Bancorp
                                                    2009 Annual
                                                    Shareholders'
                                                    Meeting



                                                    Questions?

[LOGO OF MONROE BANCORP]                            Monroe Bancorp
                                                    2009 Annual
                                                    Shareholders'
                                                    Meeting



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